DEFINED ASSET FUNDSSM
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MUNICIPAL STATE               ESTIMATED CURRENT RETURN shows the estimated
SERIES 3                      annual cash to be received from interest-bearing
(UNIT INVESTMENT              bonds in the Portfolio (net of estimated annual
TRUSTS)                       expenses) divided by the Public Offering Price
------------------------------(including the maximum sales charge).
/ / DESIGNED FOR DOUBLE OR    ESTIMATED LONG TERM RETURN is a measure of the
      TRIPLE TAX-FREE INCOME  estimated return over the estimated life of the
/ / DEFINED PORTFOLIOS OF     Fund. This represents an average of the yields to
      INSURED MUNICIPAL BONDS maturity (or in certain cases, to an earlier call
/ / MONTHLY INCOME            date) of the individual bonds in the Portfolio,
/ / AAA-RATED                 adjusted to reflect the maximum sales charge and
FLORIDA INSURED SERIES        estimated expenses. The average yield for the
5.07%                         Portfolio is derived by weighting each bond's
  ESTIMATED CURRENT RETURN    yield by its market value and the time remaining
  5.12%                       to the call or maturity date, depending on how the
  ESTIMATED LONG TERM RETURN  bond is priced. Unlike Estimated Current Return,
NEW YORK INSURED SERIES       Estimated Long Term Return takes into account
5.25%                         maturities, discounts and premiums of the
  ESTIMATED CURRENT RETURN    underlying bonds.
  5.27%                       No return estimate can be predictive of your
  ESTIMATED LONG TERM RETURN  actual return because returns will vary with
PENNSYLVANIA INSURED SERIES   purchase price (including sales charges), how long
5.20%                         units are held, changes in Portfolio composition,
  ESTIMATED CURRENT RETURN    changes in interest income and changes in fees and
  5.21%                       expenses. Therefore, Estimated Current Return and
  ESTIMATED LONG TERM RETURN  Estimated Long Term Return are designed to be
AS OF SEPTEMBER 13, 1995      comparative rather than predictive. A yield
                              calculation which is more comparable to an individual bond may be higher or lower than Estimated Current Return or Estimated Long Term
                              Return which are more comparable to return calculations used by other investment products.


                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
SPONSORS:                      Inquiries should be directed to the Trustee at
Merrill Lynch,                 1-800-323-1508.
Pierce, Fenner & Smith         Prospectus dated September 14, 1995.
Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
PaineWebber Incorporated       AND RETAIN IT FOR FUTURE REFERENCE.

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Defined Asset FundsSM

Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. Each portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.
Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:
o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios
Termination dates are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.

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Defined Municipal State Series
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Our defined portfolios of municipal bonds offers you a simple and convenient way to earn tax-free monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in insured bonds of several different issuers.
INVESTMENT OBJECTIVE
To provide interest income exempt from regular federal income taxes through investment in a fixed portfolio consisting primarily of insured long-term municipal bonds issued by or on behalf of a single state and its local governments and authorities. Units may also be exempt from certain state and local taxes for residents of the State.
DIVERSIFICATION
Each Portfolio contains a number of different bond issues. Spreading your investment among different issuers reduces your risk, but does not eliminate it, especially since each Portfolio contains bonds of only one State. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time.
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Defining Your Portfolio
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PROFESSIONAL SELECTION AND SUPERVISION
Each Portfolio contains a variety of bonds selected by experienced buyers and research analysts. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.
MONTHLY FEDERALLY TAX-FREE INTEREST INCOME
Each Portfolio pays monthly income, even though the bonds generally pay interest semi-annually.
AAA-RATED AND INSURED
The bonds included in the Portfolios are insured. This insurance guarantees the timely payment of principal and interest of the bonds, but does not guarantee the value of the bonds or the units. As a result of the insurance, the units of each insured Portfolio are AAA-rated by Standard & Poor's Ratings Group. Insurance does not cover accelerated payments of principal or any increase in interest payments or premiums payable on mandatory redemptions, including if interest on a bond is determined to be taxable. (See Risk Factors--Bonds Backed by Letters of Credit or Insurance in Part B.)
BOND CALL FEATURES
It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.
CALL PROTECTION
Although many bonds are subject to optional refunding or call provisions, we have selected bonds with call protection. This call protection means that any bond in a Portfolio generally cannot be called for a number of years and thereafter at a declining premium over par.
TAX INFORMATION
Based on the opinion of bond counsel, income from the bonds held by this Fund is generally 100% exempt under existing laws from regular federal income tax and certain state and local personal income taxes for residents of a particular State. Any gain on a disposition of the underlying bonds or units will be subject to tax.

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Defining Your Investment
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PUBLIC OFFERING PRICE PER UNIT
The Public Offering Price as of September 13, 1995, the business day prior to the Initial Date of Deposit, is based on the aggregate offer side value of the underlying bonds in the Portfolio, plus cash, divided by the number of units outstanding. The Public Offering Price on any subsequent date will vary. An amount equal to net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.

LOW MINIMUM INVESTMENT
You can get started with a minimum purchase of about $1,000.

UNIT PAR VALUE
The par value of your unit--the amount of money you will receive by termination of the Fund, assuming all the bonds are paid at maturity or are redeemed by the issuer at par or sold by the Fund at par--is $1,000.

REINVESTMENT OPTION
You can elect to automatically reinvest your distributions into a separate portfolio of federally tax-exempt bonds. Most or all of the bonds in that portfolio, however, will not be insured or exempt from state and local taxes. Reinvesting helps to compound your income free of federal income taxes. PRINCIPAL DISTRIBUTIONS
Principal from sales, redemptions and maturities of bonds in the Portfolios not needed to pay the deferred sales charge will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit. TERMINATION DATE
The Portfolios will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolios may be terminated if the value is less than 40% of the face amount of bonds deposited.
SPONSORS' PROFIT OR LOSS
The Sponsors' profit or loss associated with the Portfolios will include the receipt of applicable sales charges, any fees for underwriting or placing bonds, fluctuations in the Public Offering Price or secondary market price of units and a gain or loss on the deposit of the bonds (see Underwriters' and Sponsors' Profits in Part B).
SELLING YOUR INVESTMENT
You may sell your units at any time. Your price is based on the then current net asset value of the Portfolio (based on the offer side evaluation of the bonds during the initial public offering period for at least the first three months and the lower, bid side evaluation thereafter, as determined by an independent evaluator, plus accrued interest). If you sell your units before the fourth anniversary of the Portfolio, you will pay a contingent deferred sales charge of $25 per unit if sold in the first year, $15 per unit if sold in the second year, $10 per unit if sold in the third year and $5 per unit if sold in the fourth year.
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Defining Your Risks
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RISK FACTORS
Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds and any insurance companies backing the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any security to be sold. There is no guarantee that the Fund will achieve its investment objective. In addition, each Portfolio has fewer bond issues than a national fund, and is concentrated in bonds of issuers located in only one State. There may be additional risk from decreased diversification as well as from factors particular to that State.
UNDERWRITING ACCOUNT

None of the Sponsors has participated as sole underwriter, managing underwriter or member of an underwriting syndicate from which any of the bonds in any Portfolio were acquired.

SPONSORS

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
P.O. Box 9051,
Princeton, NJ 08543-9051                                                  93.19%
PAINEWEBBER INCORPORATED
1285 Avenue of the Americas,
New York, NY 10019                                                         6.81%
                                                                        --------
                                                                         100.00%

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                          Defined Florida Insured Series
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PORTFOLIO DIVERSIFICATION

The Portfolio contains 7 Florida bond issues.

TYPES OF BONDS

The Portfolio consists of $3,250,000 face amount of municipal bonds of the following types:

                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / General Obligations                                8%
/ / Hospital/Health Care Facilities                    31%
/ / Airports/Ports/Highways                            15%
/ / Municipal Water/Sewer Utilities                    31%
/ / Special Tax Issues                                 15%

AAA-RATED AND INSURED

The percentage of the aggregate face amount insured by each insurance company is:

                                                    APPROXIMATE
                                                     PORTFOLIO
                INSURANCE COMPANY                   PERCENTAGE

Financial Guaranty Insurance Company                      70%
MBIA Insurance Corporation                                15%
AMBAC Indemnity Corporation                               15%

PORTFOLIO CONCENTRATIONS

The Fund is considered to be concentrated in Hospital/Health Care Facility and Municipal Water/Sewer Utility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. In addition, the Portfolio is concentrated in bonds of Florida issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to Florida, which are briefly described on page A-6.

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Defining Your Costs
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NO UP-FRONT SALES CHARGE

The Portfolio does not have an up-front sales charge during the first year of the Portfolio. In the first five years of owning the Portfolio you will pay $11 per Unit each year ($2.75 quarterly), a total of $55. This sales charge will be paid from interest on $55 of bonds notionally reserved for that purpose and the periodic sale of bonds. Interest on the reserved bonds accrues to you and is not included in the Portfolio's return figures. Although the Portfolio is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.

                                       As a %
                                of Initial Public    Amount per
                                Offering Price     $1,000 Invested
                                -----------------  ---------------
Maximum Sales Charges                     5.5%        $   55.00

The Fund (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds. Historically, the Sponsors of unit investment trusts have paid all the costs of establishing those trusts.

ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                       As a %
                                   of Average
                                  Net Assets*          Per Unit
                                -----------------  ---------------
Trustee's Fee                            .072%        $    0.73
Maximum Portfolio Supervision
  and Bookkeeping Fees                   .046%        $    0.47
Evaluator's Fee                          .040%        $    0.41
Organizational Expenses                  .020%        $    0.20
Other Operating Expenses                 .077%        $    0.79
                                -----------------  ---------------
TOTAL                                    .255%        $    2.60

------------
* Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:

 1 Year     3 Years    5 Years    10 Years
   $39        $51        $69         $87

No redemption at the end of the period:
   $14        $41        $69         $87

The example assumes reinvestment of all distributions into additional units of the Portfolio (a reinvestment option different from that offered by this Portfolio) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

As of September 13, 1995, the business day prior to the initial date of deposit, the Public Offering Price was $1,019.10, based on the aggregate offer side value of the bonds ($3,139,386.50), plus cash ($30,000.00), divided by the number of units outstanding (3,110). The bid side redemption and secondary market repurchase price was $1,014.92 ($4.18 less than the Public Offering Price). Sponsors' profit on deposit was $33,574.00 (see Sponsors' and Underwriter's Profits in Part B).

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Defining Your Income
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WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):

First Distribution per unit
(October 25, 1995):                                      $    3.73
Regular Monthly Income per unit
(Beginning on November 25, 1995):                        $    4.30
Annual Income per unit:                                  $   51.68

These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.
Estimated cash flows are available upon request from the Sponsors.
                                      A-4

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                           Defined Florida Portfolio
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Municipal State Series 3
Florida Insured Series                                        September 14, 1995

                                                               OPTIONAL            SINKING
                                           RATING             REFUNDING             FUND                COST
PORTFOLIO TITLE                         OF ISSUES (1)      REDEMPTIONS (2)     REDEMPTIONS (2)      TO FUND (3)
-------------------------------------------------------------------------------------------------------------------
1. $275,000 State of Florida, Full
Faith and Credit, State Bd. of
Educ., Pub. Educ. Cap. Outlay Rfdg.
Bonds, Ser. 1993 D (Financial
Guaranty Ins.), 5.125%, 6/1/22                  AAA             6/1/03 @ 101          6/1/19     $       253,412.50
2. $500,000 State of Florida, Dept.
of Trans., Tpke. Rev. Bonds, Ser.
1995 A (Financial Guaranty Ins.),
5.50%, 7/1/21                                   AAA             7/1/05 @ 101          7/1/18             486,520.00
3. $500,000 Collier Cnty. Wtr. and
Swr. Dist., FL, Wtr. and Swr. Rfdg.
Rev. Bonds, Ser. 1994 B (Financial
Guaranty Ins.), 5.25%, 7/1/21                   AAA             7/1/03 @ 102          7/1/17             469,740.00
4. $500,000 Dade Cnty., FL, Pub.
Fac. Rev. Bonds (Jackson Mem.
Hosp.), Ser. 1993 (MBIA Ins.),
5.25%, 6/1/23                                   AAA             6/1/03 @ 102          6/1/19             465,510.00
5. $475,000 Escambia Cnty., FL,
Sales Tax Rev. Rfdg. Bonds, Ser.
1993 (Financial Guaranty Ins.),
5.80%, 1/1/15                                   AAA             1/1/03 @ 102          1/1/11             478,344.00
6. $500,000 City of Miramar, FL,
Wtr. Imp. Assessment Bonds, Ser.
1993 (Financial Guaranty Ins.),
5.60%, 10/1/24(4)                               AAA            10/1/03 @ 102         10/1/07             489,450.00
7. $500,000 Adventist Hlth.
Sys./Sunbelt Obligated Grp., Orange
Cnty., FL, Hlth. Fac. Auth., Hosp.
Rev. Bonds, Ser. 1995 (AMBAC Ins.),
5.75%, 11/15/25                                 AAA           11/15/05 @ 102        11/15/21             496,410.00
                                                                                                 ------------------
                                                                                                 $     3,139,386.50
                                                                                                 ------------------
                                                                                                 ------------------

------------------------------------
(1) All ratings are by Standard & Poor's Ratings Group. (See Appendix A to Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.

(3) Evaluation of the bonds by the Evaluator is made on the basis of current offer side evaluation. On this basis, 15% of the bonds were deposited at a premium and 85% at a discount from par.


(4) It is anticipated that the interest on $171,050 face amount of this bond will be applied to the payment of the Portfolio's deferred sales charge and, therefore, this amount has not been included in the Portfolio's calculation of Estimated Current Return and Estimated Long Term Return.

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                            Florida Taxes and Risks
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FLORIDA RISK FACTORS
     The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations placed by the State's Constitution on the State and its local governments covering income taxes, ad valorem taxes, bond indebtedness and other matters, as well as various statutory limitations, may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local govenments to satisfy the Bonds, are affected by numerous factors. South Florida is susceptible to international trade and currency imbalances and to economic problems in Central and South America due to its geographical location and its involvement with foreign trade, tourism and investment capital. The central and northern portions of the State, on the other hand, could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agriculture-related problems, particularly with regard to the citrus and sugar industries. The State's economy also has historically been somewhat dependent on the tourism and construction industries and is sensitive to trends in those sectors.
     General obligation bonds of the State are currently rated Aa by Moody's Investors Service and AA by Standard & Poor's.
FLORIDA TAXES
        In the opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., Miami, Florida, special counsel on Florida tax matters, under existing Florida law:
        1. The Fund will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities.
        2. Because Florida does not impose a personal income tax, non-corporate investors in Units of the Fund will not be subject to any Florida income taxes with respect to (i) amounts received by the Fund on the Bonds it holds; (ii) amounts which are distributed by the Fund to non-corporate investors in Units of the Fund or (iii) any gain realized on the sale or redemption of Bonds by the Fund or of a Unit of the Fund by a non-corporate investor. However, corporations as defined in Chapter 220, Florida Statutes
     (1991), which are otherwise subject to Florida income taxation will be subject to tax on their respective share of any income and gain realized by the Fund and on any gain realized by a corporate investor on the sale or redemption of Units of the Fund by the corporate investor.
        3. The Units will be subject to Florida estate taxes only if held by Florida residents, or if held by non-residents deemed to have business sites in Florida. The Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code, as amended.
        4. Bonds issued by the State of Florida or its political subdivisions are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes (1991), as amended. Bonds issued by the Government of Puerto Rico or by the Government of Guam, or by their authority, are exempt by Federal statute from taxes such as the Florida intangible personal property tax. Thus, the Fund will not be subject to Florida intangible personal property tax on any Bonds in the Fund issued by the State of Florida or its political subdivisions, by the Government of Puerto Rico or by its authority or by the Government of Guam or by its authority. In addition, the Units of the Fund will not be subject to the Florida intangible personal property tax if the Fund invests solely in such Florida, Puerto Rico or Guam debt obligations.

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                              Defined New York Insured Series
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PORTFOLIO DIVERSIFICATION

The Portfolio contains 8 New York bond issues.

TYPES OF BONDS

The Portfolio consists of $5,000,000 face amount of municipal bonds of the following types:

                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Airports/Ports/Highways                            15%
/ / Hospital/Health Care Facilities                    38%
/ / Lease Rental Appropriation                         5%
/ / Municipal Water/Sewer Utilities                    15%
/ / Industrial Development Revenue                     15%
/ / Housing                                            12%

AAA-RATED AND INSURED

The percentage of the aggregate face amount insured by each insurance company is:

                                                    APPROXIMATE
                                                     PORTFOLIO
                INSURANCE COMPANY                   PERCENTAGE
MBIA Insurance Corporation                              80%
AMBAC Indemnity Corporation                             20%

PORTFOLIO CONCENTRATIONS

The Fund is considered to be concentrated in Hospital/Health Care Facility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. In addition, the Portfolio is concentrated in bonds of New York issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to New York, which are briefly described on page A-9.

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Defining Your Costs

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NO UP-FRONT SALES CHARGE

The Fund does not have an up-front sales charge during the first year of the Fund. In the first five years of owning the Fund you will pay $11 per Unit each year ($2.75 quarterly), a total of $55. This sales charge will be paid from interest on $55 of bonds notionally reserved for that purpose and the periodic sale of bonds. Interest on the reserved bonds accrues to you and is not included in the Fund's return figures. Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.

                                         As a %        Amount per
                                  of Initial Public        $1,000
                                  Offering Price         Invested
                                  -----------------  --------------
Maximum Sales Charges                       5.5%       $    55.00

The Fund (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds. Historically, the Sponsors of unit investment trusts have paid all the costs of establishing those trusts.

ESTIMATED ANNUAL FUND OPERATING EXPENSES

Trustee's Fee                              .071%       $     0.73
Maximum Portfolio Supervision
  and Bookkeeping Fees                     .045%       $     0.47
Evaluator's Fee                            .025%       $     0.26
Organizational Expenses                    .019%       $     0.20
Other Operating Expenses                   .052%       $     0.54
                                  -----------------  --------------
TOTAL                                      .212%       $     2.20

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:

 1 Year     3 Years    5 Years    10 Years
   $38        $50        $67         $82

No redemption at the end of the period:
   $13        $40        $67         $82

The example assumes reinvestment of all distributions into additional units of the Fund (a reinvestment option different from that offered by this Fund) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

As of September 13, 1995, the business day prior to the initial date of deposit, the Public Offering Price was $1,038.25, based on the aggregate offer side value of the bonds ($4,920,066.30), plus cash ($49,000.00), divided by the number of units outstanding (4,786). The bid side redemption and secondary market repurchase price was $1,034.07 ($4.18 less than the Public Offering Price). Sponsors' profit on deposit was $67,470.30 (see Sponsors' and Underwriters' Profits in Part B).

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Defining Your Income
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WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):

First Distribution per unit
(October 25, 1995):                                      $    3.93
Regular Monthly Income per unit
(Beginning on November 25, 1995):                        $    4.54
Annual Income per unit:                                  $   54.51

These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.
Estimated cash flows are available upon request from the Sponsors.
                                      A-7

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                           Defined New York Portfolio
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Municipal State Series 3
New York Insured Series                                       September 14, 1995

                                                               OPTIONAL            SINKING
                                           RATING             REFUNDING             FUND                COST
PORTFOLIO TITLE                         OF ISSUES (1)      REDEMPTIONS (2)     REDEMPTIONS (2)      TO FUND (3)
-------------------------------------------------------------------------------------------------------------------
1. $415,000 Dormitory Auth. of the
State of New York, Univ. of
Rochester, Strong Mem. Hosp. Rev.
Bonds, Ser. 1994 (MBIA Ins.),
5.90%, 7/1/17                                   AAA             7/1/04 @ 102          7/1/15     $       418,253.60
2. $750,000 New York State Energy
Research and Dev. Auth., Ser. 1993
B (MBIA Ins.), 5.25%, 8/15/20                   AAA            10/1/03 @ 102              --             700,620.00
3. $750,000 New York State Med.
Care Fac. Fin. Agy., Hlth. Ctr.
Proj. Rev. Bonds (Secured Mtge.
Prog.), Ser. 1995 A (AMBAC Ins.),
6.375%, 11/15/19                                AAA           11/15/05 @ 102        11/15/11             780,547.50
4. $750,000 New York State Med.
Care Fac. Fin. Agy., FHA-Ins. Mtge.
Proj. Rev. Bonds, Ser. 1993 A (MBIA
Ins.), 5.90%, 8/15/33                           AAA            8/15/03 @ 102              --             738,780.00
5. $565,000 State of New York Mtge.
Agy., Homeowner Mtge. Rev. Bonds,
Ser. 49 (MBIA Ins.), 5.85%, 10/1/17             AAA            6/29/05 @ 102         10/1/14             565,000.00
6. $270,000 New York State Urban
Dev. Corp., Corr. Fac. Rev. Bonds,
Rfdg. Ser. 1993 (AMBAC Ins.),
5.25%, 1/1/18                                   AAA             1/1/03 @ 102          1/1/16             253,127.70
7. $750,000 New York City Mun. Wtr.
Fin. Auth., Wtr. and Swr. Rev.
Bonds, Fixed Rate Fiscal Ser. 1994
B (MBIA Ins.), 5.375%, 6/15/19                  AAA            6/15/04 @ 101         6/15/18             713,737.50
8. $750,000 The Port Auth. of New
York and New Jersey, Consol. Bonds,
One Hundredth Series (MBIA Ins.),
5.75%, 6/15/30(4)                               AAA            6/15/05 @ 101        12/15/21             750,000.00
                                                                                                 ------------------
                                                                                                 $     4,920,066.30
                                                                                                 ------------------
                                                                                                 ------------------

------------------------------------
(1) All ratings are by Standard & Poor's Ratings Group. (See Appendix A to Prospectus Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption with premium prior to the dates shown.
(3) Evaluation of the bonds by the Evaluator is made on the basis of current offer side evaluation. On this basis, 23% of the bonds were deposited at a premium, 26% at par, and 51% at a discount from par.
(4) It is anticipated that the interest on $263,230 face amount of this bond will be applied to the payment of the Portfolio's deferred sales charge and, therefore, this amount has not been included in the Portfolio's calculation of Estimated Current Return and Estimated Long Term Return.

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                            New York Taxes and Risks
--------------------------------------------------------------------------------
NEW YORK RISK FACTORS

     The State of New York and several of its public authorities and municipalities including, in particular, New York City, continue to face financial difficulties. For many years, the State accumulated deficits by extraordinary borrowing, which have been paid off by the issuance of long-term bonds under legislation limiting future borrowing for deficits. In June 1995 (two months after the beginning of the fiscal year) it adopted a budget to close a projected gap of approximately $5 billion, of which nearly $1 billion represents non-recurring measures. Closing the deficit for future years will be more difficult because of plans proposed by the State's new Governor to reduce personal income taxes by 25% during his four-year term and because of potential decreases in Federal aid. The State's general obligation debt is rated A-by Standard & Poor's and A by Moody's; at March 31, 1995, approximately $5.2 billion face amount was outstanding. 18 State authorities had an aggregate of $70.3 billion of debt outstanding at September 30, 1994, of which approximately $28 billion was State supported.

     New York City implemented nearly $3.5 billion of gap-closing measures for the fiscal year ended June 30, 1995, and has adopted a budget which seeks to close a projected $3.1 billion budget gap for the current fiscal year. New York City bonds are rated BBB+ by Standard & Poor's and Baa1 by Moody's. At March 31, 1995, approximately $23.3 billion of New York City bonds (excluding City debt held by The Municipal Assistance Corporation for the City of New York (MAC)) and approximately $4.1 billion of MAC bonds were outstanding. Other localities in the State had an aggregate of approximately $17.7 billion of indebtedness outstanding in 1993.

     For decades, the State's economy has grown more slowly than that of the rest of the nation as a whole. This low growth rate has been attributed, in part, to the combined State and New York City tax burden which is among the highest in the U.S. Because their tax structures are particularly sensitive to economic cycles, both the State and New York City are prone to substantial budget gaps during periods of economic weakness. Each has suffered a decline in population and in manufacturing jobs over many years, and has become particularly dependent on the financial services industry. Unemployment rates, especially in New York City, have been above the national average for several years.

     Both the State and New York City suffer from long-term structural imbalances between revenues and expenditures, which historically have been narrowed through extensive use of non-recurring measures such as bond refinancings, depletion of reserves, sales of assets, cost-cuts and layoffs. Except for property taxes, changes in New York City revenue measures require State approval. Based on the City's current debt and proposed issuances debt service will consume an estimated average of 18.2% of New York City's tax revenue for the 1999-2005 fiscal years. The City is also particularly subject to unanticipated increases in labor costs, resulting primarily from expiring union contracts and overtime expense. Both the State and New York City also face substantial replacement costs for infrastructure (such as roads, bridges and other public facilities) which has suffered from reduced maintenance expenditures during various economic declines.

     Various municipalities and State and local authorities in New York (particularly, the Metropolitan Transportation Authority) are dependent to varying degrees on State and federal aid, and could be adversely affected by the State's and federal government's actions to balance their budgets. The State's dependence on federal aid and sensitivity to economic cycles, as well as high levels of taxes and unemployment, may continue to make it difficult to balance State and local budgets in the future.

NEW YORK TAXES

        In the opinion of Davis Polk and Wardwell, special counsel for the Sponsors, under existing New York law:

        Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes. Accordingly, each investor will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the Trust. In the opinion of bond counsel delivered on the date of issuance of the Bonds, such interest will be exempt from New York State and City personal income taxes except where such interest is subject to federal income taxes (see Taxes). A noncorporate investor in Units of the Trust who is a New York State (and
     City) resident will be subject to New York State (and City) personal income taxes on any gain recognized when he disposes of all or part of his pro rata portion of a Bond. A noncorporate investor who is not a New York State resident will not be subject to New York State or City personal income taxes on any such gain unless such Units are attributable to a business, trade, profession or occupation carried on in New York. A New York State (and City) resident should determine his tax basis for his pro rata portion of each Bond for New York State (and City) income tax purposes in the same manner as for federal income tax purposes. Interest income on, as well as any gain recognized on the disposition of, an investor's pro rata portion of the Bonds is generally not excludable from income in computing New York State and City corporate franchise taxes.
                                      A-9

--------------------------------------------------------------------------------
                        Defined Pennsylvania Insured Series
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION

The Portfolio contains 7 Pennsylvania bond issues.

TYPES OF BONDS

The Portfolio consists of $3,250,000 face amount of municipal bonds of the following types:

                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / General Obligation                                 46%
/ / Hospital/Health Care Facilities                    38%
/ / Municipal Water/Sewer Utilities                    15%

AAA-RATED AND INSURED
The percentage of the aggregate face amount insured by each insurance company is:

                                                    APPROXIMATE
                                                     PORTFOLIO
                INSURANCE COMPANY                   PERCENTAGE
Financial Guaranty Insurance Company                    46%
MBIA Insurance Corporation                              31%
AMBAC Indemnity Corporation                             8%
Capital Guaranty Insurance Company                      15%

PORTFOLIO CONCENTRATIONS
The Portfolio is considered to be concentrated in General Obligation and Hospital/Health Care Facility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. In addition, the Portfolio is concentrated in bonds of Pennsylvania issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to Pennsylvania, which are briefly described on page A-12.

----------------------------------------------------------------
Defining Your Costs

----------------------------------------------------------------

NO UP-FRONT SALES CHARGE

The Portfolio does not have an up-front sales charge during the first year of the Portfolio. In the first five years of owning the Portfolio you will pay $11 per Unit each year ($2.75 quarterly), a total of $55. This sales charge will be paid from interest on $55 of bonds notionally reserved for that purpose and the periodic sale of bonds. Interest on the reserved bonds accrues to you and is not included in the Portfolio's return figures. Although the Portfolio is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.

                                         As a %        Amount per
                                  of Initial Public        $1,000
                                  Offering Price         Invested
                                  -----------------  --------------
Maximum Sales Charges                       5.5%       $    55.00

The Fund (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds. Historically, the Sponsors of unit investment trusts have paid all the costs of establishing those trusts.

ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                         As a %
                                     of Average
                                    Net Assets*          Per Unit
                                  -----------------  --------------
Trustee's Fee                              .071%       $     0.73
Maximum Portfolio Supervision
  and Bookkeeping Fees                     .046%       $     0.47
Evaluator's Fee                            .040%       $     0.41
Organizational Expenses                    .019%       $     0.20
Other Operating Expenses                   .076%       $     0.79
                                  -----------------  --------------
TOTAL                                      .252%       $     2.60

------------
* Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:

 1 Year     3 Years    5 Years    10 Years
   $39        $51        $69         $87

No redemption at the end of the period:
   $14        $41        $69         $87

The example assumes reinvestment of all distributions into additional units of the Portfolio (a reinvestment option different from that offered by this Portfolio) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

As of September 13, 1995, the business day prior to the initial date of deposit, the Public Offering Price was $1,032.94, based on the aggregate offer side value of the bonds ($3,181,515.00), plus cash ($33,000.00), divided by the number of units outstanding (3,112). The bid side redemption and secondary market repurchase price was $1,028.76 ($4.18 less than the Public Offering Price). Sponsors' profit on deposit was $48,112.50 (see Sponsors' and Underwriters' Profits in Part B).

----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):

First Distribution per unit
(October 25, 1995):                                      $    3.88
Regular Monthly Income per unit
(Beginning on November 25, 1995):                        $    4.47
Annual Income per unit:                                  $   53.75

These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.
Estimated cash flows are available upon request from the Sponsors.
                                      A-10

--------------------------------------------------------------------------------
                         Defined Pennsylvania Portfolio
--------------------------------------------------------------------------------
Municipal State Series 3
Pennsylvania Insured Series                                   September 14, 1995

                                                              OPTIONAL            SINKING
                                           RATING             REFUNDING            FUND                COST
PORTFOLIO TITLE                         OF ISSUES (1)      REDEMPTIONS (2)    REDEMPTIONS (2)      TO FUND (3)
------------------------------------------------------------------------------------------------------------------
1. $500,000 Allegheny Cnty. Hosp.
Dev. Auth., PA, Hosp. Rev. Bonds
(Magee-Womens Hosp.), Ser. 1993
(Financial Guaranty Ins.), 5.625%,
10/1/20                                         AAA          10/1/03 @ 102          10/1/14     $       485,285.00
2. $500,000 County of Cambria,
Commonwealth of Pennsylvania, G.O.
Bonds, Ser. 1994 (Financial
Guaranty Ins.), 6.20%, 8/15/21                  AAA          8/15/04 @ 102          8/15/17             515,985.00
3. $500,000 Lehigh Cnty., PA, Gen.
Purp. Auth., Hosp. Rev. Bonds
(Lehigh Valley Hosp., Inc.), Ser. A
of 1994 (MBIA Ins.), 6.00%, 7/1/25              AAA           7/1/04 @ 102           7/1/23             503,895.00
4. $500,000 City of Philadelphia,
PA, Wtr. and Wastewater Rev. Bonds,
Ser. 1993 (CGIC Ins.), 5.00%,
6/15/16                                         AAA          6/15/03 @ 100               --             452,040.00
5. $250,000 Doylestown Hosp. Auth.,
Commonwealth of Pennsylvania,
Doylestown Hosp. Rev. Bonds, 1993
Ser. A (AMBAC Ins.), 5.00%, 7/1/23              AAA           7/1/04 @ 102           7/1/14             222,530.00
6. $500,000 Punxsutawney Area Sch.
Dist. (Jefferson and Indiana
Counties, PA), G.O. Bonds, Ser. of
1995 (MBIA Ins.), 5.90%, 4/15/20                AAA          4/15/05 @ 100          4/15/16             501,780.00
7. $500,000 Seneca Valley Sch.
Dist. (Butler Cnty., PA), G.O.
Bonds, Ser. of 1995 (Financial
Guaranty Ins.), 5.85%, 2/15/20(4)               AAA          8/15/05 @ 100          2/15/16             500,000.00
                                                                                                ------------------
                                                                                                $     3,181,515.00
                                                                                                ------------------
                                                                                                ------------------

------------------------------------
(1) All ratings are by Standard & Poor's Ratings Group. (See Appendix A to Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.

(3) Evaluation of the bonds by the Evaluator is made on the basis of current offer side evaluation. On this basis, 46% of the bonds were deposited at a premium, 15% at par and 39% at a discount from par.


(4) It is anticipated that the interest on $171,160 face amount of this bond will be applied to the payment of the Portfolio's deferred sales charge and, therefore, this amount has not been included in the Portfolio's calculation of Estimated Current Return and Estimated Long Term Return.

--------------------------------------------------------------------------------
                          Pennsylvania Taxes and Risks
--------------------------------------------------------------------------------
PENNSYLVANIA RISK FACTORS
     The Commonwealth of Pennsylvania and certain of its municipal subdivisions, including the City of Philadelphia, have undergone the financial difficulties and pressures that accompany a decline in economic conditions. As the heavy industries historically associated with Pennsylvania -- e.g., coal, steel and railroad -- have declined with increasing competition from foreign producers, the services sector, including trade, medical and health services, education and financial institutions, has provided major new sources of growth. Agriculture and related industries continue to be an important part of Pennsylvania's economy.
     Both the Commonwealth of Pennsylvania and the City of Philadelphia have historically experienced significant revenue shortfalls. On the other hand, rising demands on state programs, particularly for medical assistance and cash assistance programs, and the increased cost of special education programs and correction facilities and programs, have contributed to increased expenditures. In response, the Commonwealth and the City of Philadelphia have, in recent years, sought to balance budgets with a combination of tax increases and expenditure restraints.

     To deal with its budget deficits, Philadelphia has considered significant service cuts and a plan to privatize certain city-provided services. In addition, in 1991 the Commonwealth created the Pennsylvania Inter-Governmental Cooperation Authority (PICA), with authority to issue notes and bonds on behalf of Philadelphia to cover budget shortfalls, to eliminate projected deficits and fund Philadelphia capital spending. The enabling legislation contemplates such notes and bonds to be repaid, in part, by revenues generated from Philadelphia's new one percent sales tax. PICA is also authorized to review Philadelphia's required five-year financial plans, which include balanced annual budgets. If Philadelphia does not comply with the legislation's requirements, PICA may withhold bond revenues and certain Commonwealth funding. PICA's authority to issue bonds to finance a capital project or deficit expired on December 31, 1994. However, PICA retains its authority to issue debt to finance cash flow deficit until December 31, 1996.

     Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA-by Standard & Poor's and A1 by Moody's, while Philadelphia's general obligation bonds are rated BB and Baa by Standard & Poor's and Moody's, respectively.
PENNSYLVANIA TAXES

     The following summarizes the opinion of Drinker Biddle & Reath, Philadelphia, Pennsylvania, special counsel on Pennsylvania tax matters, under existing law:
     The Pennsylvania Trust will be recognized as a trust and will not be taxable as a corporation for purposes of Pennsylvania state and local taxes.
     Units evidencing fractional undivided interests in the Pennsylvania Trust ('Units') are not subject to the Pennsylvania personal property tax to the extent that the Pennsylvania Trust is comprised of bonds issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania or any public authority created by any such political subdivision ('Pennsylvania Bonds'), The portion, if any, of Units representing bonds or other obligations issued by the Government of Guam or by its authorities, and bonds issued by the Government of Puerto Rico or by its authorities ('Possession Bonds') is not expressly exempt from personal property taxation under Pennsylvania law. However, such bonds are expressly relieved from direct state taxation by United States statutes. Therefore, Units are not subject to Personal Property Tax to the extent that the Pennsylvania Trust is comprised of Possession Bonds.
     Units may be subject to tax in the estate of a resident decedent under the Pennsylvania inheritance and estate taxes.
     Income received by a Holder of Units ('Holders') attributable to interest realized by the Pennsylvania Trust from Pennsylvania Bonds and Possession Bonds is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by Article III of the Tax Reform Code of 1971; to corporations under the Corporate Net Income Tax imposed by Article IV of the Tax Reform Code of 1971; nor to individuals under the Philadelphia School District Net Income Tax ('School District Tax') imposed on Philadelphia resident individuals under the authority of the Act of August 9, 1963, P.L. 640. Income received by a Holder attributable to insurance proceeds paid in lieu of interest on defaulted tax-exempt bonds also will be exempt or excluded from those income taxes.

     Income received by a Holder attributable to gain on the sale or other disposition by the Pennsylvania Trust of Pennsylvania Bonds or Possession Bonds is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Pennsylvania Trust for more than six months, the School District Tax.
     Gain on the disposition of a Unit is subject to the Personal Income Tax and Corporate Net Income Tax. Such gain also is subject to the School District Tax, except that gain realized with respect to a Unit held for more than six months is not subject to the School District Tax.
     No opinion is expressed regarding the extent, if any, to which Units, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed here (including the Corporate Capital Stock/Foreign Franchise Tax).

--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS
                             FOR FLORIDA RESIDENTS
--------------------------------------------------------------------------------

                                         EFFECTIVE
TAXABLE INCOME 1995*                     TAX RATE                              TAX-FREE YIELD OF
  SINGLE RETURN        JOINT RETURN          %          4%         4.5%         5%         5.5%         6%         6.5%
                                                                      IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------------------------------------------------
         0- 23,350  $        0- 39,000       15.00        4.71        5.29        5.88        6.47        7.06        7.65
$   23,350- 56,550  $   39,000- 94,250       28.00        5.56        6.25        6.94        7.64        8.33        9.03
$   56,550-117,950  $   94,250-143,600       31.00        5.80        6.52        7.25        7.97        8.70        9.42
$  117,950-256,500  $  143,600-256,500       36.00        6.25        7.03        7.81        8.59        9.38       10.16
OVER $256,500            OVER $256,500       39.60        6.62        7.45        8.28        9.11        9.93       10.76

TAXABLE INCOME 1995*
  SINGLE RETURN        7%         7.5%         8%
-----------------------------------------------------
         0- 23,350       8.24        8.82        9.41
$   23,350- 56,550       9.72       10.42       11.11
$   56,550-117,950      10.14       10.87       11.59
$  117,950-256,500      10.94       11.72       12.50
OVER $256,500           11.59       12.42       13.25
                          FOR NEW YORK CITY RESIDENTS
--------------------------------------------------------------------------------

                                         COMBINED
                                         EFFECTIVE
TAXABLE INCOME 1995*                     TAX RATE                              TAX-FREE YIELD OF
  SINGLE RETURN        JOINT RETURN          %          4%         4.5%         5%         5.5%         6%         6.5%
                                                                      IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------------------------------------------------
         0- 23,350  $        0- 39,000       24.26        5.28        5.94        6.60        7.26        7.92        8.58
$   23,350- 56,550  $   39,000- 94,250       35.88        6.24        7.02        7.80        8.58        9.36       10.14
$   56,550-117,950  $   94,250-143,600       38.59        6.51        7.33        8.14        8.96        9.77       10.58
$  117,950-256,500  $  143,600-256,500       43.04        7.02        7.90        8.78        9.66       10.53       11.41
OVER $256,500            OVER $256,500       46.24        7.44        8.37        9.30       10.23       11.16       12.09

TAXABLE INCOME 1995*
  SINGLE RETURN        7%         7.5%         8%
-----------------------------------------------------
         0- 23,350       9.24        9.90       10.56
$   23,350- 56,550      10.92       11.70       12.48
$   56,550-117,950      11.40       12.21       13.03
$  117,950-256,500      12.29       13.17       14.04
OVER $256,500           13.02       13.95       14.88
                          FOR NEW YORK STATE RESIDENTS
--------------------------------------------------------------------------------

                                         COMBINED
                                         EFFECTIVE
TAXABLE INCOME 1995*                     TAX RATE                              TAX-FREE YIELD OF
  SINGLE RETURN        JOINT RETURN          %          4%         4.5%         5%         5.5%         6%         6.5%
                                                                      IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------------------------------------------------
         0- 23,350  $        0- 39,000       21.45        5.09        5.73        6.37        7.00        7.64        8.28
$   23,350- 56,550  $   39,000- 94,250       33.47        6.01        6.76        7.52        8.27        9.02        9.77
$   56,550-117,950  $   94,250-143,600       36.24        6.27        7.06        7.84        8.63        9.41       10.19
$  117,950-256,500  $  143,600-256,500       40.86        6.76        7.61        8.45        9.30       10.15       10.99
OVER $256,500            OVER $256,500       44.19        7.17        8.06        8.96        9.85       10.75       11.65
TAXABLE INCOME 1995*
  SINGLE RETURN        7%         7.5%         8%
-----------------------------------------------------
         0- 23,350       8.91        9.55       10.19
$   23,350- 56,550      10.52       11.27       12.02
$   56,550-117,950      10.98       11.76       12.55
$  117,950-256,500      11.84       12.68       13.53
OVER $256,500           12.54       13.44       14.33
                           FOR PENNSYLVANIA RESIDENTS
--------------------------------------------------------------------------------
                                         COMBINED
                                         EFFECTIVE
                                         TAX RATE                                                        TAX-FREE YIELD
TAXABLE INCOME 1995*                         %                                                                 OF
  SINGLE RETURN        JOINT RETURN                     4%         4.5%         5%         5.5%         6%         6.5%
                                                                      IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------------------------------------------------
         0- 23,350  $        0- 39,000       17.38        4.84        5.45        6.05        6.66        7.26        7.87
$   23,350- 56,550  $   39,000- 94,250       30.02        5.72        6.43        7.14        7.86        8.57        9.29
$   56,550-117,950  $   94,250-143,600       32.93        5.96        6.71        7.46        8.20        8.95        9.69
$  117,950-256,500  $  143,600-256,500       37.79        6.43        7.23        8.04        8.84        9.65       10.45
OVER $256,500            OVER $256,500       41.29        6.81        7.66        8.52        9.37       10.22       11.07

TAXABLE INCOME 1995*
  SINGLE RETURN        7%         7.5%         8%
-----------------------------------------------------
         0- 23,350       8.47        9.08        9.68
$   23,350- 56,550      10.00       10.72       11.43
$   56,550-117,950      10.44       11.18       11.93
$  117,950-256,500      11.25       12.06       12.86
OVER $256,500           11.92       12.77       13.63

To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. The table incorporates projected 1995 federal and applicable State (and City) income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.
*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase out of exemptions, itemized deductions or the possible partial disallowance of deductions. Consequently, investors are urged to consult their own tax advisers in this regard.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Defined Asset Funds, Municipal State Series 3 (the 'Fund'):


We have audited the accompanying statements of condition and the related defined portfolios included in the prospectus of the Fund as of September 14, 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities, cash and the irrevocable letters of credit deposited for the purchase of securities, as described in the statements of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of September 14, 1995 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, N.Y.
September 14, 1995


                STATEMENTS OF CONDITION AS OF SEPTEMBER 14, 1995
TRUST PROPERTY

                                                            FLORIDA SERIES         NEW YORK SERIES       PENNSYLVANIA SERIES
                                                         --------------------    --------------------    --------------------
Investments--Bonds and Contracts to purchase Bonds(1)    $       3,139,386.50    $       4,920,066.30    $       3,181,515.00
Cash                                                                30,000.00               49,000.00               33,000.00
Accrued interest on underlying Bonds                                50,209.89               54,355.46               45,743.40
Organizational Costs(2)                                              3,110.00                4,786.00                3,112.00
                                                         --------------------    --------------------    --------------------
           Total                                         $       3,222,706.39    $       5,028,207.76    $       3,263,370.40
                                                         --------------------    --------------------    --------------------
                                                         --------------------    --------------------    --------------------
LIABILITIES AND INTEREST OF HOLDERS
Liabilities: Advance by Trustee for accrued interest(3)  $          50,209.89    $          54,355.46    $          45,743.40
  Accrued Liability(2)                                               3,110.00                4,786.00                3,112.00
                                                         --------------------    --------------------    --------------------
           Subtotal                                      $          53,319.89    $          59,141.46    $          48,855.40
                                                         --------------------    --------------------    --------------------
Interest of Holders of fractional undivided interest
outstanding (Florida Series--3,110 units; New York Series
4,786 units; Pennsylvania Series--3,112 units):
Cost to investors(4)(5)                                  $       3,169,386.50    $       4,969,066.30    $       3,214,515.00
                                                         --------------------    --------------------    --------------------
                                                         --------------------    --------------------    --------------------
           Total                                         $       3,222,706.39    $       5,028,207.76    $       3,263,370.40
                                                         --------------------    --------------------    --------------------
                                                         --------------------    --------------------    --------------------

---------------

          (1) Aggregate cost to the Fund of the bonds listed under Defined Portfolios is based upon the offer side evaluation determined by the Evaluator at the evaluation time on the business day prior to the Initial Date of Deposit. The contracts to purchase the bonds are collateralized by irrevocable letters of credit which have been issued by Banca Di Roma, New York Branch and Hypo Bank, New York Branch, in the amount of $7,933,012.79 and deposited with the Trustee. The amount of the letters of credit includes $7,827,342.90 for the purchase of $8,185,000 face amount of the bonds, plus $105,669.89 for accrued interest.

          (2) This represents a portion of the Fund's organizational costs, which will be deferred and amortized over five years.

          (3) Representing a special distribution to the Sponsors by the Trustee of an amount equal to the accrued interest on the bonds.


          (4) Aggregate public offering price (exclusive of interest) computed on the basis of the offer side evaluation of the underlying bonds as of the evaluation time on the business day prior to the Initial Date of Deposit.

          (5) A deferred sales charge of $2.75 per Unit will be paid quarterly by the Trustee on behalf of the investors up to an aggregate of $55.00 per Unit over a five year period. Should an investor redeem Units prior to the end of the fourth anniversary of a Portfolio, a contingent deferred sales charge (initially $25.00 per Unit) will be deducted from redemption proceeds and paid to the Sponsors.

                              DEFINED ASSET FUNDS
                             MUNICIPAL STATE SERIES
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Municipal Fund Accumulation Program, Inc. and a current Prospectus.
My name (please
print) _________________________________________________________________________
My address (please print):
Street and Apt.
No. ____________________________________________________________________________
City, State, Zip
Code ___________________________________________________________________________
This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.
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BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS     PERMIT NO. 644     NEW YORK, NY                  NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          THE CHASE MANHATTAN BANK, N.A.                       UNITED STATES
          UNIT TRUST DEPARTMENT
          BOX 2051
          NEW YORK, NY 10081

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                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                      DEFINED ASSET FUNDS MUNICIPAL SERIES
                        MUNICIPAL INVESTMENT TRUST FUND

 FURTHER DETAIL REGARDING ANY OF THE INFORMATION PROVIDED IN THE PROSPECTUS MAY
                                  BE OBTAINED
 WITHIN FIVE DAYS OF WRITTEN OR TELEPHONIC REQUEST TO THE TRUSTEE, THE ADDRESS
                                      AND
 TELEPHONE NUMBER OF WHICH ARE SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     Index


                                                          PAGE
                                                        ---------
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          7
How to Sell Units.....................................          9
Income, Distributions and Reinvestment................         10
Fund Expenses.........................................         11
Taxes.................................................         11
Records and Reports...................................         12
                                                          PAGE
                                                        ---------
Trust Indenture.......................................         13
Miscellaneous.........................................         13
Exchange Option.......................................         15
Supplemental Information..............................         16
Appendix A--Description of Ratings....................        a-1
Appendix B--Sales Charge Schedules for Defined Asset
Funds Municipal Series................................        b-1
Appendix C--Sales Charge Schedules for Municipal
Investment Trust Fund.................................        c-1


FUND DESCRIPTION
BOND PORTFOLIO SELECTION
     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (all Bonds in the Portfolio are initially rated in the category A or better by at least one nationally recognized rating organization or have comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. Only issues meeting these stringent criteria of the Defined Asset Funds team of dedicated research analysts are included in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. In a Fund that includes multiple Trusts or Portfolios, the word Fund should be understood to mean each individual Trust or Portfolio.
     The deposit of the Bonds in the Fund on the initial date of deposit established a proportionate relationship among the face amounts of the Bonds. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Bonds in order to create new Units, maintaining to the extent possible that original proportionate relationship. Deposits of additional Bonds subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the face amounts of the Bonds at the end of the initial 90-day period.
     Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).
     After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.
     Because each Defined Asset Fund is a preselected portfolio of bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time, as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.
BOND PORTFOLIO SUPERVISION
     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, a decline in the projected income pledged for debt service on a revenue bond, institution of certain legal proceedings, if the Bond becomes taxable or is otherwise inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors (including advance refunding) that, in the opinion of Defined Asset Funds research analysts, makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.
     The Sponsors and the Trustee are not liable for any default or defect in a Bond. If a contract to purchase any Bond fails, the Sponsors may generally deposit a replacement bond so long as it is a tax-exempt bond, has a fixed maturity or disposition date substantially similar to the failed Bond and is rated A or better by at least one nationally recognized rating organization or has comparable credit characteristics. A replacement bond must be deposited within 110 days after deposit of the failed contract, at a cost that does not exceed the funds reserved for purchasing the failed Bond and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Bond, as of the date the failed contract was deposited.
RISK FACTORS
     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.
     Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.
     Certain Bonds deposited into the Fund may have been acquired on a when-issued or delayed delivery basis. The purchase price for these Bonds is determined prior to their delivery to the Fund and a gain or loss may result from fluctuations in the value of the Bonds. Additionally, in any Defined Asset Funds Municipal Series, if the value of the Bonds reserved for payment of the periodic deferred sales charge, together with the interest thereon, were to become insufficient to pay these charges, additional bonds would be required to be sold.
     The Fund may be concentrated in one or more of types of bonds. Concentration in a State may involve additional risk because of the decreased diversification of economic, political, financial and market risks. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor. GENERAL OBLIGATION BONDS
     Certain of the Bonds may be general obligations of a governmental entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and its credit will depend on many factors, including an erosion of the tax base resulting from population declines, natural disasters, declines in the state's industrial base or an inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the entity's control. In addition, political restrictions on the ability to tax and budgetary constraints affecting state governmental aid may have an adverse impact on the creditworthiness of cities, counties, school districts and other local governmental units.
     As a result of the recent recession's adverse impact upon both revenues and expenditures, as well as other factors, many state and local governments have confronted deficits which were the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases and spending reductions in order to restore budgetary balance. The failure to implement these actions on a timely basis could force these issuers to issue additional debt to finance deficits or cash flow needs and could lead to a reduction of their bond ratings and the value of their outstanding bonds.
MORAL OBLIGATION BONDS
     The Portfolio may include 'moral obligation' bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or local government in question. Even though the state or local government may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state or local legislature and does not constitute a legally enforceable obligation or debt of the state or local government. The agencies or authorities generally have no taxing power.
REFUNDED BONDS
     Refunded bonds are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.
MUNICIPAL REVENUE BONDS
     Municipal revenue bonds are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. Municipal revenue bonds are not general obligations of governmental entities backed by their taxing power and payment is generally solely dependent upon the creditworthiness of the public issuer or the financed project or state appropriations. Examples of municipal revenue bonds are:
        Municipal utility bonds, including electrical, water and sewer revenue bonds, whose payments are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry;
        Lease rental bonds which are generally issued by governmental financing authorities with no direct taxing power for the purchase of equipment or construction of buildings that will be used by a state or local government. Lease rental bonds are generally subject to an annual risk that the lessee government might not appropriate funds for the leasing rental payments to service the bonds and may also be subject to the risk that rental obligations may terminate in the event of damage to or destruction or condemnation of the equipment or building;
        Multi-family housing revenue bonds and single family mortgage revenue bonds which are issued to provide financing for various housing projects and which are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families or notes secured by mortgages on residences; repayment of this type of bonds is therefore dependent upon, among other things, occupancy levels, rental income, the rate of default on underlying mortgage loans, the ability of mortgage insurers to pay claims, the continued availability of federal, state or local housing subsidy programs, economic conditions in local markets, construction costs, taxes, utility costs and other operating expenses and the managerial ability of project managers. Housing bonds are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities;
        Hospital and health care facility bonds whose payments are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance;
        Airport, port, highway and transit authority revenue bonds which are dependent for payment on revenues from the financed projects, including user fees from ports and airports, tolls on turnpikes and bridges, rents from buildings, transit fare revenues and additional financial resources including federal and state subsidies, lease rentals paid by state or local governments or a pledge of a special tax such as a sales tax or a property tax. In the case of the air travel industry, airport income is largely affected by the airlines' ability to meet their obligations under use agreements which in turn is affected by increased competition among airlines, excess capacity and increased fuel costs, among other factors.
        Solid waste disposal bonds which are generally payable from dumping and user fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products and which are therefore dependent upon the ability of municipalities to fully utilize the facilities, sufficient supply of waste for disposal, economic or population growth, the level of construction and maintenance costs, the existence of lower-cost alternative modes of waste processing and increasing environmental regulation. A recent decision of the U.S. Supreme Court limiting a municipality's ability to require use of its facilities may have an adverse affect on the credit quality of various issues of these bonds;
        Special tax bonds which are not secured by general tax revenues but are only payable from and secured by the revenues derived by a municipality from a particular tax--for example, a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor and may therefore be adversely affected by a reduction in revenues resulting from a decline in the local economy or population or a decline in the consumption, use or cost of the goods and services that are subject to taxation;
        Student loan revenue bonds which are typically secured by pledges of new or existing student loans. The loans, in turn, are generally either guaranteed by eligible guarantors and reinsured by the Secretary of the U.S. Department of Education, directly insured by the federal government, or financed as part of supplemental or alternative loan programs within a state (e.g., loan repayments are not guaranteed). These bonds often permit the issuer to enter into interest rate swap agreements with eligible counterparties in which event the bonds are subject to the additional risk of the counterparty's ability to fulfill its swap obligation;
        University and college bonds, the payments on which are dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, the availability of endowments and other funds and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education; and
        Tax increment and tax allocation bonds, which are secured by ad valorem taxes imposed on the incremental increase of taxable assessed valuation of property within a jurisdiction above an established base of assessed value. The issuers of these bonds do not have general taxing authority and the tax assessments on which the taxes used to service the bonds are based may be subject to devaluation due to market price declines or governmental action. Puerto Rico. Certain Bonds may be affected by general economic conditions in the Commonwealth of Puerto Rico. Puerto Rico's economy is largely dependent for its development on federal programs and current federal budgetary policies suggest that an expansion of its programs is unlikely. Reductions in federal tax benefits or incentives or curtailment of spending programs could adversely affect the Puerto Rican economy.
     Industrial Development Revenue Bonds. Industrial development revenue bonds are municipal obligations issued to finance various privately operated projects including pollution control and manufacturing facilities. Payment is generally solely dependent upon the creditworthiness of the corporate operator of the project and, in certain cases, an affiliated or third party guarantor and may be affected by economic factors relating to the particular industry as well as varying degrees of governmental regulation. In many cases industrial revenue bonds do not have the benefit of covenants which would prevent the corporations from engaging in capital restructurings or borrowing transactions which could reduce their ability to meet their obligations and result in a reduction in the value of the Portfolio.
BONDS BACKED BY LETTERS OF CREDIT OR INSURANCE
     Certain Bonds may be secured by letters of credit issued by commercial banks or savings banks, savings and loan associations and similar thrift institutions or are direct obligations of banks or thrifts. The letter of credit may be drawn upon, and the Bonds redeemed, if an issuer fails to pay amounts due on the Bonds or, in certain cases, if the interest on the Bond becomes taxable. Letters of credit are irrevocable obligations of the issuing institutions. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.
     Certain Bonds may be insured or guaranteed by insurance companies listed below. The claims-paying ability of each of these companies, unless otherwise indicated, was rated AAA by Standard & Poor's or another nationally recognized rating organization at the time the insured Bonds were purchased by the Fund. The ratings are subject to change at any time at the discretion of the rating agencies. In the event that the rating of an Insured Fund is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund. The insurance policies guarantee the timely payment of principal and interest on the Bonds but do not guarantee their market value or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal or cover redemptions resulting from events of taxability.
      The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                                                        FINANCIAL INFORMATION
                                                                                         AS OF MARCH 31, 1995
                                                                                     (IN MILLIONS OF DOLLARS)
                                                                          -------------------------------------
                                                                                            POLICYHOLDERS'
                        NAME                           DATE ESTABLISHED   ADMITTED ASSETS          SURPLUS
-----------------------------------------------------  -----------------  ---------------  --------------------
AMBAC Indemnity Corporation..........................           1970        $     2,204         $      792
Asset Guaranty Insurance Co. (AA by S&P).............           1988                166                 77
Capital Guaranty Insurance Company...................           1986                309                171
Capital Markets Assurance Corp.......................           1987                210                138
Connie Lee Insurance Company.........................           1987                195                108
Continental Casualty Company.........................           1948             19,816              3,502
Financial Guaranty Insurance Company.................           1984              2,172                963
Financial Security Assurance Inc.....................           1984                806                341
Firemen's Insurance Company of Newark, NJ                       1855              2,038                390
Industrial Indemnity Co. (HIBI)......................           1920              1,719                309
MBIA Insurance Corporation...........................           1986              3,504              1,132

     Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.
STATE RISK FACTORS
     Investment in a single State Trust, as opposed to a Fund which invests in the obligations of several states, may involve some additional risk due to the decreased diversification of economic, political, financial and market risks. A brief description of the factors which may affect the financial condition of the applicable State for any State Trust, together with a summary of tax considerations relating to that State, appear in Part A (or for certain State Trusts, Part C), of the Prospectus; further information is contained in the Information Supplement.
LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of certain Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that it has been validly issued and that the interest thereon is exempt from federal income tax. From time to time, proposals are introduced in Congress to, among other things, reduce federal income tax rates, impose a flat tax, exempt investment income from tax or abolish the federal income tax and replace it with another form of tax. Enactment of any such legislation could adversely affect the value of the Units. The Fund, however, cannot predict what legislation, if any, in respect of tax rates may be proposed, nor can it predict which proposals, if any, might be enacted.

     Also, certain proposals, in the form of state legislative proposals or voter initiatives, seeking to limit real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on real property taxes, has had a significant impact on the taxing powers of local governments and on the financial condition of school districts and local governments in California. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds. Under the Federal Bankruptcy Code, for example, municipal bond issuers, as well as any underlying corporate obligors or guarantors, may proceed to restructure or otherwise alter the terms of their obligations.
     From time to time Congress considers proposals to prospectively and retroactively tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided on April 20,

1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could require investors to pay income tax on interest from the Bonds and could adversely affect an investment in Units. See Taxes.
PAYMENT OF THE BONDS AND LIFE OF THE FUND
     The size and composition of the Portfolio will change over time. Most of the Bonds are subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.
FUND TERMINATION
     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.
     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.
LIQUIDITY
     Up to 40% of the value of the Portfolio may be attributable to guarantees or similar security provided by corporate entities. These guarantees or other security may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of the Bonds guaranteed or secured be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.
     The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.
HOW TO BUY UNITS
     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.
PUBLIC OFFERING PRICE--DEFINED ASSET FUNDS MUNICIPAL SERIES
     To allow Units to be priced at $1,000, the Units outstanding as of the Evaluation Time on the Initial Date of Deposit (all of which are held by the Sponsors) will be split (or split in reverse).
     During the initial offering period for at least the first three months of the Fund, the Public Offering Price (and the Initial Repurchase Price) is based on the higher, offer side evaluation of the Bonds at the next Evaluation Time after the order is received. In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds.

     Investors will be subject to differing types and amounts of sales charge depending upon the timing of their purchases and redemptions of Units. A periodic deferred sales charge will be payable quarterly through about the fifth anniversary of the Fund from a portion of the interest on and principal of Bonds reserved for that purpose. Commencing on the first anniversary of the Fund, the Public Offering Price will also include an up-front sales charge applied to the value of the Bonds in the Portfolio. Lastly, investors redeeming their Units prior to the fourth anniversary of the Fund will be charged a contingent deferred sales charge payable out of the redemption proceeds of their Units. These charges may be less than you would pay to buy and hold a comparable managed fund. A complete schedule of sales charges appears in Appendix B. The Sponsors have received an opinion of their counsel that the deferred sales charge described in this Prospectus is consistent with an exemptive order received from the SEC.


     The regular Monthly Income Distribution is stated in Part A of the Prospectus and will change as the composition of the Portfolio changes over time.

PUBLIC OFFERING PRICE--MUNICIPAL INVESTMENT TRUST FUND
     In the initial offering period, the Public Offering Price is based on the next offer side evaluation of the Bonds, and includes a sales charge based on the number of Units of a single Fund or Trust purchased on the same or any preceding day by a single purchaser. See Initial Offering sales charge schedule in Appendix C. The purchaser or his dealer must notify the Sponsors at the time of purchase of any previous purchase to be aggregated and supply sufficient information to permit confirmation of eligibility; acceptance of the purchase order is subject to confirmation. Purchases of Fund Units may not be aggregated with purchases of any other unit trust. This procedure may be amended or terminated at any time without notice.
     In the secondary market (after the initial offering period), the Public Offering Price is based on the bid side evaluation of the Bonds, and includes a sales charge based (a) on the number of Units of the Fund and any other Series of Municipal Investment Trust Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge schedule in Appendix C) and (b) the maturities of the underlying Bonds (see Effective Sales Charge Schedule in Appendix C). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser.
     In the secondary market, the Public Offering Price is further reduced depending on the maturities of the various Bonds in the Portfolio, by determining a sales charge percentage for each Bond, as stated in Effective Sales Charge in Appendix C. The sales charges so determined, multiplied by the bid side evaluation of the Bonds, are aggregated and the total divided by the number of Units outstanding to determine the Effective Sales Charge. On any purchase, the Effective Sales Charge is multiplied by the applicable secondary market sales charge percentage (depending on the number of Units purchased) in order to determine the sales charge component of the Public Offering Price.
                                     * * *
     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at any time at prices including a sales charge of not less than $5 per Unit.

     Because accrued interest on the Bonds is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. To eliminate fluctuations in the Monthly Income Distribution, a portion of the Public Offering Price consists of cash to enable the Trustee to advance an amount necessary to provide approximately equal distributions. Upon the sale or redemption of Units, investors will receive their proportionate share of the Trustee advance. In addition, if a Bond is sold, redeemed or otherwise disposed of, the Fund will periodically distribute to investors the portion of the Trustee advance that is attributable to the Bond.

     Net accrued interest is added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Bonds deposited also carry accrued but unpaid interest up to the initial date of deposit. To avoid having investors pay this additional accrued interest (which earns no return) when they purchase Units, the Trustee advances and distributes this amount to the Sponsors; it recovers this advance from interest received on the Bonds. Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.
EVALUATIONS
     Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered tax-exempt issues have been lower than the offer prices by as much as 3 1/2% or more of face amount in the case of inactively traded issues and as little as
 1/2 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1 and 2% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund. CERTIFICATES
     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.
HOW TO SELL UNITS
SPONSORS' MARKET FOR UNITS
     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for over 20 years. Primarily because of the sales charge and fluctuations in the market value of the Bonds, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.
     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons; in that event, the Sponsors may still purchase Units at the redemption price as a service to investors. The Sponsors may reoffer or redeem Units repurchased.
TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request together with any certificates you hold. Certificates must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. While Defined Asset Funds Municipal Series have a declining deferred sales charge payable on redemption (see Appendix B), Municipal Investment Trust Fund has no back-end load or 12b-1 fees, so there is never a fee for cashing in your investment (see Appendix C). If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.
     For Defined Asset Funds Municipal Series, Bonds are evaluated on the offer side during the initial offering period and for at least the first three months of the Fund (even in the secondary market) and on the bid side thereafter. For Municipal Investment Trust Fund, Bonds are evaluated on the offer side during the initial offering period and on the bid side thereafter.
     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.
     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable, or for any other period permitted by the SEC.

INCOME, DISTRIBUTIONS AND REINVESTMENT
INCOME
     Some of the Bonds may have been purchased on a when-issued basis or may have a delayed delivery. Since interest on these Bonds does not begin to accrue until the date of their delivery to the Fund, the Trustee's annual fee and expenses may be reduced to provide tax-exempt income to investors for this non-accrual period. If a when-issued Bond is not delivered until later than expected and the amount of the Trustee's annual fee and expenses is insufficient to cover the additional accrued interest, the Sponsors will treat the contracts as failed Bonds. The Trustee is compensated for its fee reduction by drawing on the letter of credit deposited by the Sponsors before the settlement date for these Bonds and depositing the proceeds in a non-interest bearing account for the Fund.
     Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.
DISTRIBUTIONS
     Each Unit receives an equal share of monthly distributions of interest income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis. Because interest on the Bonds is not received at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received. To eliminate fluctuations in the Monthly Income Distribution, the Trustee will advance amounts necessary to provide approximately equal interest distributions; it will be reimbursed, without interest, from interest received on the Bonds, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Monthly Income Distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Bond to the extent available for distribution. In addition, for Defined Asset Funds Municipal Series, distributions of amounts necessary to pay the deferred portion of the sales charge will be made from the Capital and Income Accounts to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations.
     The initial estimated annual income per Unit, after deducting estimated annual Fund expenses (and, for Defined Asset Funds Municipal Series, the portion of the deferred sales charge payable from interest income) as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.
REINVESTMENT
     Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in the Municipal Fund Accumulation Program, Inc. The Program is an open-end management investment company whose investment objective is to obtain income exempt from regular federal income taxes by investing in a diversified portfolio of state, municipal and public authority bonds rated A or better or with comparable credit characteristics. Reinvesting compounds earnings free from federal tax. Investors participating in the Program will be subject to state and local income taxes to the same extent as if the distributions had been received in cash, and most of the income on the Program is subject to state and local income taxes. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply.

FUND EXPENSES
     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Defined Asset Funds Municipal Series will not exceed their costs for these services to all of those Series during any calendar year; and the total supervision fees from all Series of Municipal Investment Trust Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund, currently estimated at $0.10 per Unit. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

     All or a portion of expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results. Because our portfolios rarely hold any significant amount of cash, your money is more fully invested.

TAXES
     The following discussion addresses only the U.S. federal income tax consequences under current law of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies or other investors with special circumstances.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

        The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Bond in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). Each investor will be considered to have received the interest and accrued the original issue discount, if any, on his pro rata portion of each Bond when interest on the Bond is received or original issue discount is accrued by the Fund. The investor's basis in his Units will be equal to the cost of his Units, including any up-front sales charge and the organizational expenses borne by the investor.

        When an investor pays for accrued interest, the investor's confirmation of purchase will report to him the amount of accrued interest for which he paid. These investors will receive the accrued interest amount as part of their first monthly distribution. Accordingly, these investors should reduce their tax basis by the accrued interest amount after the first monthly distribution.
        An investor will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the Fund. An investor will also be considered to have disposed of all or a portion of his pro rata portion of each Bond when he sells or redeems all or some of his Units. An investor who is treated as having acquired his pro rata portion of a Bond at a premium will be required to amortize the premium over the term of the Bond. The amortization is only a reduction of basis for the investor's pro rata portion of the Bond and does not result in any deduction against the investor's income. Therefore, under some circumstances, an investor may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.

        Under Section 265 of the Code, a non-corporate investor is not entitled to a deduction for his pro rata share of fees and expenses of the Fund, because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by an investor to purchase or carry Units of the Fund, interest on this indebtedness will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units.


        The foregoing discussion relates only to U.S. federal income taxes. Depending on their state of residence, investors may be subject to state and local taxation and should consult their own tax advisers in this regard.

                                    *  *  *

     In the opinion of bond counsel rendered on the date of issuance of each Bond, the interest on each Bond is excludable from gross income under existing law for regular federal income tax purposes (except in certain circumstances depending on the investor) but may be subject to state and local taxes, and interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their date of issuance, as a result of changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.
     Neither the Sponsors nor Davis Polk & Wardwell have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions and there can be no assurance that the issuer (and other users) will comply with any ongoing requirements necessary for a Bond to maintain its tax-exempt character.
     The Internal Revenue Service is currently engaged in a program of intensive audits of certain tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. At this time, it is uncertain whether any of the hospital and health care facility obligations held by the Fund will be affected by such audit proceedings.

RECORDS AND REPORTS
     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.
     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.
TRUST INDENTURE
     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.
     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.
     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.
     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.
     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee. MISCELLANEOUS
LEGAL OPINION
     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.
AUDITORS

     The Statement of Condition on the back cover of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE
     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.
SPONSORS
     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.
PUBLIC DISTRIBUTION
     In the initial offering period Units will be distributed to the public through the Underwriting Account and dealers who are members of the National Association of Securities Dealers, Inc. The initial offering period is 30 days or less if all Units are sold. If some Units initially offered have not been sold, the Sponsors may extend the initial offering period for up to four additional successive 30-day periods.
     The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.; however, Units of a State trust will be offered for sale only in the State for which the trust is named, except that Units of a New Jersey trust will also be offered in Connecticut, Units of a Florida trust will also be offered in New York and Units of a New York trust will also be offered in Connecticut, Florida and Puerto Rico. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.
UNDERWRITERS' AND SPONSORS' PROFITS
     Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.
FUND PERFORMANCE
     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.
      Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Bonds in the Portfolio, so there may be a gain or loss when Units are sold.
      Fund performance may be compared to performance on the same basis (with distributions reinvested) of Moody's Municipal Bond Averages or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.
DEFINED ASSET FUNDS
     Municipal Investment Trust Funds have provided investors with tax-free income for more than 30 years. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Tax-exempt income can help investors keep more today for a more secure financial future. It can also be important in planning because tax brackets may increase with higher earnings or changes in tax laws. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

     Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and cheaper than active management. This strategy is premised on selection criteria and procedures, diversification and regular monitoring by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock market movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.
EXCHANGE OPTION--MUNICIPAL INVESTMENT TRUST FUND ONLY.

     You may exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge. You may exchange your units of any Municipal Investment Trust Fund Intermediate Term Series with a regular maximum sales charge of at least 3.25%, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge, or to any remaining Deferred Sales Charge, as applicable.

     To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).
     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.
SUPPLEMENTAL INFORMATION

     Upon written or telephonic request to the Trustee shown on the back cover of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any letters of credit or insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                   APPENDIX A
DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES) STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.
     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
     BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.
     * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
     NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
MOODY'S INVESTORS SERVICE, INC.
     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols give investors a more precise indication of relative debt quality in each of the historically defined categories.
     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.
     NR--Should no rating be assigned, the reason may be one of the following:
(a) an application for rating was not received or accepted; (b) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (c) there is a lack of essential data pertaining to the issue or issuer or (d) the issue was privately placed, in which case the rating is not published in Moody's publications.
FITCH INVESTORS SERVICE, INC.
     AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.
     A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.
     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.
DUFF & PHELPS CREDIT RATING CO.
     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
     AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic condtions.
     A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
        SALES CHARGE SCHEDULES FOR DEFINED ASSET FUNDS, MUNICIPAL SERIES DEFERRED AND UP-FRONT SALES CHARGES. Units purchased during the first year of the Fund will be subject to periodic deferred and contingent deferred sales charges. Units purchased in the second through fifth year will be subject to an up-front sales charge as well as periodic deferred and contingent deferred sales charges. Units purchased thereafter will be subject only to an up-front sales charge. During the first five years of the Fund, a fixed periodic deferred sales charge of $2.75 per Unit is payable on 20 quarterly payment dates occurring on the 10th day of February, May, August and November, commencing no earlier than 45 days after the initial date of deposit. Investors purchasing Units on the initial date of deposit and holding for at least five years, for example, would incur total periodic deferred sales charges of $55.00 per Unit. Because of the time value of money, however, as of the initial date of deposit this periodic deferred sales charge obligation would, at current interest rates, equate to an up-front sales charge of approximately 4.75%.

     The Public Offering Price subsequent to the Initial Date of Deposit will fluctuate. As the periodic deferred sales charge is a fixed dollar amount irrespective of the Public Offering Price, it will represent a varying percentage of the Public Offering Price. An up-front sales charge will be imposed on all unit purchases after the first year of the Fund. The following table illustrates the combined maximum up-front and periodic deferred sales charges that would be incurred by an investor who purchases Units at the beginning of each of the first five years of the Fund (based on a constant Unit price) and holds them through the fifth year of the Fund:

                                                                                                        TOTAL
                                                                                                     UP-FRONT AND
                                                   UP-FRONT SALES CHARGE            MAXIMUM            PERIODIC
                   -----------------------------------------------------------        AMOUNT      DEFERRED SALES
 YEAR OF UNIT      AS PERCENT OF PUBLIC   AS PERCENT OF NET      AMOUNT PER     DEFERRED PER             CHARGES
     PURCHASE       OFFERING PRICE        AMOUNT INVESTED      $1,000 INVESTED  $1,000 INVESTED  PER $1,000 INVESTED
-----------------  ---------------------  -------------------  ---------------  ---------------  --------------------
            1                 None                  None               None        $   55.00          $    55.00
            2                 1.10%                 1.11%         $   11.00            44.00               55.00
            3                 2.20                  2.25              22.00            33.00               55.00
            4                 3.30                  3.41              33.00            22.00               55.00
            5                 4.40                  4.60              44.00            11.00               55.00

     CONTINGENT DEFERRED SALES CHARGE. Units redeemed or repurchased within 4 years after the Fund's initial date of deposit will not only incur the periodic deferred sales charge until the quarter of redemption or repurchase but will also be subject to a contingent deferred sales charge:

 YEAR SINCE FUND'S    CONTINGENT DEFERRED
  INITIAL DATE OF     SALES CHARGE PER
      DEPOSIT                    UNIT
--------------------  --------------------
1                          $    25.00
2                               15.00
3                               10.00
4                                5.00
5 and thereafter                 None

     The contingent deferred sales charge is waived on any redemption or repurchase of Units after the death (including the death of a single joint tenant with rights of survivorship) or disability (as defined in the Internal Revenue Code) of an investor, provided the redemption or repurchase is requested within one year of the death or initial determination of disability. The Sponsors may require receipt of satisfactory proof of disability before releasing the portion of the proceeds representing the amount of the contingent deferred sales charge waived.
     To assist investors in understanding the total costs of purchasing units during the first four years of the Fund and disposing of those units by the fifth year, the following tables set forth the maximum combined up-front, periodic and contingent deferred sales charges that would be incurred (assuming a constant Unit price) by an investor:

                    UNITS PURCHASED ON INITIAL OFFERING DATE

  YEAR OF UNIT                              DEFERRED SALES    CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE       SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  ----------------  -------------------  -------------------
             1                  None           $    11.00          $   25.00            $   36.00
             2                  None                22.00              15.00                37.00
             3                  None                33.00              10.00                43.00
             4                  None                44.00               5.00                49.00
             5                  None                55.00               0.00                55.00
                  UNITS PURCHASED ON FIRST ANNIVERSARY OF FUND

 YEAR OF UNIT                             DEFERRED SALES    CONTINGENT DEFERRED
  DISPOSITION      UP-FRONT SALES CHARGE         CHARGE       SALES CHARGE       TOTAL SALES CHARGES
-----------------  ---------------------  ----------------  -------------------  -------------------
            2            $   11.00           $    11.00          $   15.00            $   37.00
            3                11.00                22.00              10.00                43.00
            4                11.00                33.00               5.00                49.00
            5                11.00                44.00               0.00                55.00

                                      b-1

                 UNITS PURCHASED ON SECOND ANNIVERSARY OF FUND

  YEAR OF UNIT                              DEFERRED SALES    CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE       SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  ----------------  -------------------  -------------------
             3             $   22.00           $    11.00          $   10.00            $   43.00
             4                 22.00                22.00               5.00                49.00
             5                 22.00                33.00               0.00                55.00
                  UNITS PURCHASED ON THIRD ANNIVERSARY OF FUND

 YEAR OF UNIT                             DEFERRED SALES    CONTINGENT DEFERRED
  DISPOSITION      UP-FRONT SALES CHARGE         CHARGE       SALES CHARGE       TOTAL SALES CHARGES
-----------------  ---------------------  ----------------  -------------------  -------------------
            4            $   33.00           $    11.00          $    5.00            $   49.00
            5                33.00                22.00               0.00                55.00
                 UNITS PURCHASED ON FOURTH ANNIVERSARY OF FUND

 YEAR OF UNIT                             DEFERRED SALES    CONTINGENT DEFERRED
  DISPOSITION      UP-FRONT SALES CHARGE         CHARGE       SALES CHARGE       TOTAL SALES CHARGES
-----------------  ---------------------  ----------------  -------------------  -------------------
            5            $   44.00           $    11.00          $    0.00            $   55.00

                                   APPENDIX C
           SALES CHARGE SCHEDULES FOR MUNICIPAL INVESTMENT TRUST FUND
                                INITIAL OFFERING

                                                      SALES CHARGE
                                       (GROSS UNDERWRITING PROFIT)
                                     ----------------------------------                         PRIMARY MARKET
                                      AS PERCENT OF       AS PERCENT OF  DEALER CONCESSION AS    CONCESSION TO
                                     OFFER SIDE PUBLIC     NET AMOUNT    PERCENT OF PUBLIC         INTRODUCING
NUMBER OF UNITS                      OFFERING PRICE          INVESTED     OFFERING PRICE               DEALERS
-----------------------------------  -------------------  -------------  ---------------------  ------------------

           MONTHLY PAYMENT SERIES, MULTISTATE SERIES, INSURED SERIES
Less than 250......................            4.50%            4.712%             2.925%           $    32.40
250 - 499..........................            3.50             3.627              2.275                 25.20
500 - 749..........................            3.00             3.093              1.950                 21.60
750 - 999..........................            2.50             2.564              1.625                 18.00
1,000 or more......................            2.00             2.041              1.300                 14.40
                   INTERMEDIATE SERIES (TEN YEAR MATURITIES)
Less than 250......................            4.00%            4.167%             2.600%           $    28.80
250 - 499..........................            3.00             3.093              1.950                 21.60
500 - 749..........................            2.50             2.564              1.625                 18.00
750 - 999..........................            2.00             2.041              1.300                 14.40
1,000 or more......................            1.50             1.523              0.975                 10.00
              INTERMEDIATE SERIES (SHORT INTERMEDIATE MATURITIES)
Less than 250......................            2.75%            2.828%             1.788%           $    19.80
250 - 499..........................            2.25             2.302              1.463                 16.20
500 - 749..........................            1.75             1.781              1.138                 12.60
750 - 999..........................            1.25             1.266              0.813                  9.00
1,000 or more......................            1.00             1.010              0.650                  7.20
                                SECONDARY MARKET

                  ACTUAL SALES CHARGE AS   DEALER CONCESSION AS
                  PERCENT OF EFFECTIVE     PERCENT OF EFFECTIVE
NUMBER OF UNITS       SALES CHARGE             SALES CHARGE
----------------  -----------------------  -----------------------
1-249                          100%                      65%
250-499                         80                       52
500-749                         60                       39
750-999                         45                    29.25
1,000 or more                   35                    22.75
                             EFFECTIVE SALES CHARGE

                             AS PERCENT      AS PERCENT
          TIME TO            OF BID SIDE      OF PUBLIC
          MATURITY           EVALUATION   OFFERING PRICE
---------------------------  -----------  -----------------
Less than six months                  0%              0%
Six months to 1 year              0.756            0.75
Over 1 year to 2 years            1.523            1.50
Over 2 years to 4 years           2.564            2.50
Over 4 years to 8 years           3.627            3.50
Over 8 years to 15 years          4.712            4.50
Over 15 years                     5.820            5.50

     For this purpose, a Bond will be considered to mature on its stated maturity date unless it has been called for redemption or funds or securities have been placed in escrow to redeem it on an earlier date, or is subject to a mandatory tender, in which case the earlier date will be considered the maturity date.

                             Def ined
                             Asset FundsSM

SPONSORS:                          MUNICIPAL STATE SERIES 3
Merrill Lynch,                     (Unit Investment Trusts)
Pierce, Fenner & Smith Incorporated
Defined Asset Funds                This Prospectus does not contain all of the
P.O. Box 9051,                     information with respect to the investment
Princeton, NJ 08543-9051           company set forth in its registration
(609) 282-8500                     statement and exhibits relating thereto which
PaineWebber Incorporated           have been filed with the Securities and
1285 Avenue of the Americas,       Exchange Commission, Washington, D.C. under
New York, NY                       the Securities Act of 1933 and the Investment
10019                              Company Act of 1940, and to which reference
(201) 902-3000                     is hereby made.
EVALUATOR:                         ------------------------------
Kenny S&P Evaluation Services,     No person is authorized to give any
a division of J. J. Kenny Co., Inc.information or to make any representations
65 Broadway, New York, NY 10019    with respect to this investment company not
TRUSTEE:                           contained in its registration statement and
The Chase Manhattan Bank, N.A.     exhibits related thereto; and any information
(a National Banking Association)   or representation not contained therein must
Unit Trust Department              not be relied upon as having been authorized.
Box 2051                           ------------------------------
New York, NY 10081                 When Units of this Fund are no longer
1-800-323-1508                     available this Prospectus may be used as a
                                   preliminary prospectus for a future series, and investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                                      15149--9/95